SPDR® INDEX SHARES FUNDS

SPDR MSCI ACWI ex-US ETF

SPDR S&P® Global Infrastructure ETF

SPDR S&P International Energy Sector ETF

(each a “Fund”)

Supplement dated December 28, 2016 to the currently effective Summary Prospectuses

Effective January 3, 2017, the following replaces the portfolio manager information in each Fund’s Summary Prospectus under the heading “Portfolio Managers” within the section entitled “Portfolio Management”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Karl Schneider and Michael Finocchi.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined the Adviser in 2010.

Karl Schneider, CAIA, is a Vice President of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

Michael Finocchi is a Principal of the Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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